Exhibit 99.1
For More Information
Investor Contacts:
Charlie Koons
MacKenzie Partners, Inc.
212-929-5708
proxy@mackenziepartners.com
Barry Zwarenstein
CFO, Senior Vice President
SMART Modular Technologies
510-624-8134
Barry.Zwarenstein@smartm.com
SMART Modular Technologies To Mail Definitive Proxy Materials
Extraordinary General Meeting of Shareholders to Vote on Proposed Merger Scheduled for
August 12, 2011
NEWARK, CA, July 13, 2011 -— SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”) (NASDAQ: SMOD) today announced that it has filed with the Securities and Exchange Commission (“SEC”), and will commence mailing of, definitive proxy materials in connection with the previously announced merger under the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 26, 2011, among the Company and affiliates of Silver Lake Partners and Silver Lake Sumeru. In the merger, SMART shareholders will receive $9.25 per share in cash.
An extraordinary general meeting of SMART shareholders to consider and vote upon, among other things, the Merger Agreement and the merger has been scheduled for Friday, August 12, 2011, at 10:00 a.m. Pacific Time at the Courtyard by Marriott, located at 34905 Newark Boulevard, Newark, California 94560. SMART shareholders of record at the close of business on Friday, July 1, 2011, will be entitled to vote at the extraordinary general meeting.
A special committee of SMART’s Board of Directors (“Special Committee”), consisting entirely of independent and disinterested directors, unanimously determined that the Merger Agreement and the transactions contemplated thereby were advisable, fair to and in the best interests of the Company as a whole and its unaffiliated shareholders and recommended that the Board of Directors approve and declare the Merger Agreement and the transactions contemplated thereby advisable, fair to and in the best interests of SMART as a whole and its unaffiliated shareholders. The Board of Directors, after careful consideration, and acting on the unanimous recommendation of the Special Committee, unanimously approved and declared the Merger Agreement and the transactions contemplated thereby advisable, fair to and in the best interests of SMART as a whole and its unaffiliated shareholders. The Board of Directors and Special

Committee of SMART both recommend that all SMART shareholders vote “FOR” the Merger Proposal.
SMART shareholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the unanimous recommendation by the Board of Directors and the Special Committee that shareholders vote “FOR” the proposal to approve as a special resolution, the authorization, approval and adoption of the Merger Agreement.
SMART shareholders who have questions about the merger, need assistance in submitting their proxy or voting their shares should contact the Company’s proxy solicitor, MacKenzie Partners, Inc., at 1-800-322-2885; Email: proxy@mackenziepartners.com. In addition, shareholders may view the proxy materials online at: https://materials.proxyvote.com/G82245.
About SMART Modular Technologies, Inc.
SMART is a leading independent designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers, or OEMs. SMART offers more than 500 standard and custom products to OEMs engaged in the computer, enterprise, industrial, networking, gaming, telecommunications, defense, aerospace and embedded application markets. Taking innovations from the design stage through manufacturing and delivery, SMART has developed a comprehensive memory product line that includes DRAM, SRAM, and Flash memory in various form factors. SMART also offers high performance, high capacity solid state drives, or SSDs, for enterprise, defense, aerospace, industrial automation, medical, and transportation markets. SMART’s presence in the U.S., Europe, Asia, and Latin America enables it to provide its customers with proven expertise in international logistics, asset management, and supply-chain management worldwide. See www.smartm.com for more information.
Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements that involve numerous risks and uncertainties. All forward-looking statements included in this document are based on information available to SMART on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual events or results to be materially different from expected events or historical results and/or from any future results or events or outcomes expressed or implied by such forward-looking statements. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the intended merger, our results of operations or financial condition. Accordingly, the merger may not occur and our actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither SMART nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual events or results to differ materially from those in any such forward-looking statements, many of which factors are beyond SMART’s control. These factors include, but are not limited to: failure to obtain shareholder approval of the proposed merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or a delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. SMART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to SMART’s most recent Form 10-K, Form 10-Qs and 8-K reports filed with the SEC. Risks as outlined in these reports may not constitute all factors that could cause actual events or results to differ materially from those discussed in any forward-looking statements. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the transaction or on the Company or its results. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.
Additional Information and Where To Find It
On July 12, 2011, in connection with the merger, SMART filed its definitive proxy statement with the SEC. SMART will commence mailing the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting relating to the merger on or about July 13, 2011. INVESTORS AND SECURITY HOLDERS OF SMART ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SMART WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SMART AND THE MERGER. The definitive proxy statement (and other relevant materials in connection with the merger when they become available), and any other documents filed by SMART with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at https://materials.proxyvote.com/G82245 or by contacting MacKenzie Partners, Inc. at 1-800-322-2885; email: proxy@mackenziepartners.com.
SMART and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SMART’s shareholders with respect to the merger. Information about SMART’s directors and executive officers and their ownership of SMART’s common stock is set forth in the definitive proxy statement in connection with the merger and in the definitive proxy statement for SMART’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on December 3, 2010. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, is set forth in the definitive proxy statement filed with SEC in connection with the merger.